FOR IMMEDIATE RELEASE: October 8, 2024 U.S. Department of Energy Announces Award for HALEU Deconversion American Centrifuge Operating, LLC is one of six awardees BETHESDA, Md. – Centrus Energy (NYSE American: LEU) announced today that its subsidiary, American Centrifuge Operating, LLC (“ACO”), has won an award from the U.S. Department of Energy to support deployment of technology and equipment to deconvert High- Assay, Low-Enriched Uranium (HALEU) from uranium hexafluoride (UF6) to uranium oxide and/or uranium metal forms, a key step in the nuclear fuel production process. “This award is a critical piece of the puzzle in building an advanced nuclear fuel supply chain to support the next generation of reactors,” said Amir Vexler, Centrus President and CEO. “More broadly, this award is an important step toward expanding and diversifying the capabilities of our Ohio facility. As the only U.S.-owned, U.S.-technology enrichment company, Centrus looks forward to leading the effort to reclaim America’s nuclear fuel leadership -- with American technology, built by American workers.” ACO is one of six awardees being announced today for deconversion, with a minimum contract value of $2 million and a maximum value for all awardees of $800 million. The ultimate dollar amount associated with this award will depend upon what task orders ACO is subsequently issued and their value. About Centrus Energy Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com. ###

Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Centrus Energy Corp., particular risks and uncertainties (hereinafter “risks”) that could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: risks related to the U.S. Department of Energy (“DOE”) not awarding any contracts to the Company in response to the Company’s remaining proposals; risks related to our ability to secure financing to expand our plant; risks related to our ability to increase capacity in a timely manner to meet market demand or our contractual obligations; risks related to laws that ban (i) imports of Russian LEU into the United States, including the “Prohibiting Russian Uranium Imports Act” (“Import Ban Act”) or (ii) transactions with the Russian State Atomic Energy Corporation (“Rosatom”) or its subsidiaries, which includes TENEX; risks related to our potential inability to secure additional waivers or other exceptions from the Import Ban Act or sanctions in a timely manner or at all in order to allow us to continue importing Russian LEU under the TENEX Supply Contract or otherwise doing business with TENEX or implementing the TENEX Supply Contract; risks related to TENEX’s refusal or inability to deliver LEU to us for any reason including because (i) U.S. or foreign government sanctions or bans are imposed on LEU from Russia or on TENEX, (ii) TENEX is unable or unwilling to deliver LEU, receive payments, receive the return of natural uranium hexafluoride, or conduct other activities related to the TENEX Supply Contract, or (iii) TENEX elects, or is directed (including by its owner or the Russian government ), to limit or stop transactions with us or with the United States or other countries; risks related to the increasing quantities of LEU being imported into the U.S. from China and the impact on our ability to make future LEU or SWU sales or ability to finance any buildout of our enrichment capacities; risks related to whether or when government funding or demand for high- assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize and at what level; risks related to (i) our ability to perform and absorb costs under our agreement with the DOE to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operation Contract”), (ii) our ability to obtain new contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks related to reliance on the only firm that has the necessary permits and capability to transport LEU from Russia to the United States and that firm’s ability to maintain those permits and capabilities or secure additional permits; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the output from the HALEU enrichment facility may not be available to us as a future source of supply; risks related to the fact that we face significant competition from major LEU producers who may be less cost sensitive or are wholly or partially government owned; risks related to the potential for demobilization or termination of the HALEU Operation Contract;. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023, under Part II, Item 1A - “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and in our filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

Contacts: Investors: Dan Leistikow at LeistikowD@centrusenergy.com Media: Lindsey Geisler at GeislerLR@centrusenergy.com